Exhibit 28 (h)(i)(B)

AMENDED AND RESTATED EXHIBIT A

THIS AMENDED AND RESTATED EXHIBIT A, dated as of July 31, 2014, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. and FundVantage Trust.

FUNDS — Classes

Cutwater Municipal Bond Inflation Protection Fund — Institutional Class

Cutwater Municipal Bond Inflation Protection Fund — Class A

Cutwater Municipal Bond Inflation Protection Fund — Class C

Cutwater High Yield Fund - Institutional Class

Cutwater High Yield Fund — Class A

Cutwater High Yield — Class C

Cutwater Multi-Sector Inflation Protection Fund — Institutional Class

Cutwater Multi-Sector Inflation Protection Fund — Class A

Cutwater Multi-Sector Inflation Protection Fund — Class C

Cutwater Investment Grade Bond Fund — Institutional Class

Cutwater Investment Grade Bond Fund — Class A

Cutwater Investment Grade Bond Fund — Class C

Lateef Fund — Class A

Lateef Fund — Class I

Lateef Fund — Class C

WHV International Equity Fund — Class A

WHV International Equity Fund — Class I

WHV International Equity Fund — Class C

Pemberwick Fund

Private Capital Management Value Fund — Class A

Private Capital Management Value Fund — Class C

Private Capital Management Value Fund — Class I

Private Capital Management Value Fund — Class R

Estabrook Value Fund — Class A

Estabrook Value Fund — Class C

Estabrook Value Fund — Class I

Estabrook Value Fund — Class R

Estabrook Investment Grade Fixed Income Fund — Class A

Estabrook Investment Grade Fixed Income Fund — Class C

Estabrook Investment Grade Fixed Income Fund — Class I

Estabrook Investment Grade Fixed Income Fund — Class R

Pacific Capital Tax-Free Securities Fund — Class Y

Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

DuPont Capital Emerging Markets Fund — Class I

Polen Growth Fund — Retail Class

Polen Growth Fund — Institutional Class

Polen Growth Fund — Class A

Polen Growth Fund — Class C

Boston Advisors Broad Allocation Strategy Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Class A

Montibus Small Cap Growth Fund — Class A

(f/k/a Timberline Small Cap Growth Fund — Class A

Montibus Small Cap Growth Fund — Adviser Class

(f/k/a Timberline Small Cap Growth Fund — Adviser Class)

Montibus Small Cap Growth Fund — Institutional Class

(f/k/a Timberline Small Cap Growth Fund — Institutional Class)

EIC Value Fund — Class A

EIC Value Fund — Class C

EIC Value Fund — Retail Class

EIC Value Fund — Institutional Class

DuPont Capital Emerging Markets Debt Fund — Class I

Origin International Equity Fund — Class I shares

Gotham Absolute Return Fund — Institutional Class

Gotham Enhanced Return Fund — Institutional Class

Gotham Neutral Fund — Institutional Class

Quality Dividend Fund — Class A

Quality Dividend Fund — Class C

Quality Dividend Fund — Institutional Class

WHV/Seizert Small Cap Value Equity Fund — Class A

WHV/Seizert Small Cap Value Equity Fund — Class C

WHV/Seizert Small Cap Value Equity Fund — Class I

Sirios Focus Fund — Class A

Sirios Focus Fund — Class C

Sirios Focus Fund — Institutional Class

Sirios Focus Fund — Retail Class

Bradesco Latin American Hard Currency Bond Fund — Class A

(f/k/a Bradesco Brazil Hard Currency Bond Fund — Class A)

Bradesco Latin American Hard Currency Bond Fund — Class C

(f/k/a Bradesco Brazil Hard Currency Bond Fund — Class C)

Bradesco Latin American Hard Currency Bond Fund — Institutional Class

(f/k/a Bradesco Brazil Hard Currency Bond Fund — Institutional Class)

Bradesco Latin American Hard Currency Bond Fund — Retail Class

(f/k/a Bradesco Brazil Hard Currency Bond Fund — Retail Class)

Bradesco Latin American Equity Fund — Class A

Bradesco Latin American Equity Fund — Class C

Bradesco Latin American Equity Fund — Institutional Class

Bradesco Latin American Equity Fund — Retail Class

Mount Lucas U.S. Focused Equity Fund — Class I

Mount Lucas U.S. Focused Equity Fund — Class II

SkyBridge Dividend Value Fund — Class A

SkyBridge Dividend Value Fund Class C

SkyBridge Dividend Value Fund — Class I

WHV/EAM Emerging Markets Small Cap Equity Fund — Class A Shares

WHV/EAM Emerging Markets Small Cap Equity Fund — Class I Shares

WHV/EAM International Small Cap Equity Fund — Class A Shares

WHV/EAM International Small Cap Equity Fund — Class I Shares

Gotham Absolute 500 Fund — Institutional Class (effective on or about August 1, 2014)

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their officers designated below effective as of the date and year first above written.

BNY MELLON INVESTMENT SERVICING (US) INC.

By:	/s/Dorothy R. McKeown
Name:	Dorothy R. McKeown
Title:	Managing Director
Dated:	July 2, 2014

FUNDVANTAGE TRUST

By:	/s/Joel Weiss
Name:	Joel Weiss
Title:	President
Date:	July 2, 2014